EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

Silent seconds = 67.11%.


      Disclaimer:

      This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Goldman Sachs                    GSAA-05 MTR1

==============================================================================


-------------------------------------------------------
Stats
-------------------------------------------------------
Count: 611
Schedule Balance: $295,258,798.48
AverageSched Bal: $483,238.62
GrossWAC: 5.931
NetWAC: 5.643
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.70
Periodic CAP: 1.75
MAXRATE: 11.89
MINRATE: 2.70
MTR: 45.30
MARGIN: 2.70
OLTV: 76.47
COLTV: 93.91
FICO: 725.031
-------------------------------------------------------


-----------------------------------------------------------
Current Rate                                       Percent
-----------------------------------------------------------
4.501 - 5.000                                         5.51
5.001 - 5.500                                        17.82
5.501 - 6.000                                        36.67
6.001 - 6.500                                        30.56
6.501 - 7.000                                         8.33
7.001 - 7.500                                         0.56
7.501 - 8.000                                         0.55
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Scheduled Balance                                  Percent
-----------------------------------------------------------
50,000.01 - 100,000.00                                0.05
100,000.01 - 150,000.00                               0.55
150,000.01 - 200,000.00                               1.89
200,000.01 - 250,000.00                               4.14
250,000.01 - 275,000.00                               2.10
275,000.01 - 350,000.00                               8.35
350,000.01 - 400,000.00                               8.71
400,000.01 - 450,000.00                               9.20
450,000.01 - 500,000.00                               8.91
500,000.01 - 550,000.00                               5.53
550,000.01 - 600,000.00                               7.03
600,000.01 - 750,000.00                              18.18
750,000.01 - 850,000.00                               4.57
850,000.01 - 950,000.00                               3.70
950,000.01 - 1,000,000.00                             9.71
1,000,000.01 - 1,250,000.00                           3.20
1,250,000.01 - 1,500,000.00                           2.83
1,500,000.01 >=                                       1.34
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original Term                                      Percent
-----------------------------------------------------------
336                                                   0.06
360                                                  99.94
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
RemTerm                                            Percent
-----------------------------------------------------------
334.000                                               0.06
353.000                                               0.29
355.000                                               0.07
356.000                                               0.54
357.000                                               3.57
358.000                                              28.87
359.000                                              37.50
360.000                                              29.11
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Am WAM                                             Percent
-----------------------------------------------------------
0.000 - 59.999                                       97.88
300.000 - 359.999                                     1.58
360.000 >=                                            0.53
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Age                                                Percent
-----------------------------------------------------------
0                                                    29.11
1                                                    37.50
2                                                    28.93
3                                                     3.57
4                                                     0.54
5                                                     0.07
7                                                     0.29
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
States                                             Percent
-----------------------------------------------------------
CA                                                   84.76
AZ                                                    3.10
NV                                                    1.97
FL                                                    3.57
NY                                                    0.92
NJ                                                    0.48
VA                                                    0.98
WA                                                    0.20
AK                                                    0.27
CO                                                    0.55
Other                                                 3.20
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Original LTV                                       Percent
-----------------------------------------------------------
0.001 - 50.000                                        0.41
50.001 - 60.000                                       1.98
60.001 - 70.000                                      14.29
70.001 - 75.000                                       9.75
75.001 - 80.000                                      73.57
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Combined LTV                                       Percent
-----------------------------------------------------------
0.001 - 50.000                                        0.07
50.001 - 60.000                                       0.34
60.001 - 70.000                                       1.74
70.001 - 75.000                                       2.06
75.001 - 80.000                                       7.50
80.001 - 85.000                                       1.65
85.001 - 90.000                                      23.02
90.001 - 95.000                                      11.22
95.001 - 100.000                                     52.41
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
FICO                                               Percent
-----------------------------------------------------------
640.000 - 659.999                                     1.40
660.000 - 679.999                                     9.77
680.000 - 699.999                                    19.71
700.000 - 719.999                                    17.86
720.000 - 739.999                                    14.98
740.000 - 759.999                                    13.12
760.000 - 779.999                                    13.05
780.000 - 799.999                                     7.68
800.000 - 819.999                                     2.43
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
PMI                                                Percent
-----------------------------------------------------------
OLTV <= 80 - NO MI                                  100.00
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Property Type                                      Percent
-----------------------------------------------------------
2-4 FAMILY                                            8.83
CONDO                                                13.57
PUD                                                  12.50
SINGLE FAMILY                                        65.10
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Occupancy Code                                     Percent
-----------------------------------------------------------
NON OWNER                                             7.10
OWNER OCCUPIED                                       89.52
SECOND HOME                                           3.38
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Purpose                                            Percent
-----------------------------------------------------------
CASHOUT REFI                                         10.51
PURCHASE                                             84.83
RATE/TERM REFI                                        4.66
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Documentation Type                                 Percent
-----------------------------------------------------------
FULL/ALT                                              8.90
NO DOC/NINA/NO RATIO                                  1.69
STATE INCOME/STATED ASSET                             1.48
STATED INCOME/VERIFIED ASSET                         87.93
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only                                      Percent
-----------------------------------------------------------
N                                                     2.12
Y                                                    97.88
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Interest Only Term                                 Percent
-----------------------------------------------------------
0.000                                                 2.12
36.000                                                0.07
60.000                                                2.91
120.000                                              94.91
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Silent                                             Percent
-----------------------------------------------------------
Y                                                   100.00
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Flag                                        Percent
-----------------------------------------------------------
N                                                     9.37
Y                                                    90.63
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Prepay Term                                        Percent
-----------------------------------------------------------
0.000                                                 9.37
4.000                                                 0.15
6.000                                                59.25
36.000                                               23.47
60.000                                                7.76
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
DTI                                                Percent
-----------------------------------------------------------
<= 0.000                                              1.69
0.001 - 10.000                                        0.06
10.001 - 20.000                                       4.34
20.001 - 30.000                                      22.63
30.001 - 40.000                                      58.82
40.001 - 50.000                                      12.47
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Conforming                                         Percent
-----------------------------------------------------------
CONFORMING                                           23.62
NON CONFORMING                                       76.38
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Arm Index                                          Percent
-----------------------------------------------------------
1 MONTH LIBOR                                         1.11
1 YEAR LIBOR                                          4.08
6 MONTH LIBOR                                        94.81
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Margins                                            Percent
-----------------------------------------------------------
1.501 - 2.000                                         0.25
2.001 - 2.500                                        45.79
2.501 - 3.000                                        20.55
3.001 - 3.500                                        32.96
4.501 - 5.000                                         0.45
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
First Adjustment Cap                               Percent
-----------------------------------------------------------
1.000                                                25.09
2.000                                                 0.52
5.000                                                 4.19
6.000                                                69.94
12.000                                                0.25
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Periodic Cap                                       Percent
-----------------------------------------------------------
1.000                                                25.25
1.625                                                 0.25
2.000                                                74.49
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Max Rate                                           Percent
-----------------------------------------------------------
10.001 - 10.500                                       2.12
10.501 - 11.000                                       7.83
11.001 - 11.500                                      15.44
11.501 - 12.000                                      34.55
12.001 - 12.500                                      30.61
12.501 - 13.000                                       8.33
13.001 - 13.500                                       0.56
13.501 - 14.000                                       0.55
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Floor Rate                                         Percent
-----------------------------------------------------------
1.501 - 2.000                                         0.25
2.001 - 2.500                                        45.79
2.501 - 3.000                                        20.55
3.001 - 3.500                                        32.96
4.501 - 5.000                                         0.45
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                              Oct 13, 2005 14:42                   Page 1 of 2

Goldman Sachs                    GSAA-05 MTR1

==============================================================================


-----------------------------------------------------------
Months To Roll                                     Percent
-----------------------------------------------------------
1.                                                    1.11
3.                                                    0.41
4.                                                    4.77
5.                                                   10.29
6.                                                    8.95
29.                                                   0.29
31.                                                   0.07
32.                                                   0.37
33.                                                   0.75
34.                                                   2.17
35.                                                   2.83
36.                                                   1.79
56.                                                   0.17
57.                                                   2.42
58.                                                  21.28
59.                                                  22.39
60.                                                  15.80
83.                                                   0.33
84.                                                   0.46
119.                                                  1.78
120.                                                  1.59
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Number of Units                                    Percent
-----------------------------------------------------------
1                                                    91.17
2                                                     4.54
3                                                     1.25
4                                                     3.03
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Product Type                                       Percent
-----------------------------------------------------------
1 MONTH ARM                                           1.11
10 YEAR ARM                                           3.39
3 YEAR ARM                                            8.51
5 YEAR ARM                                           61.49
6 MONTH ARM                                          24.40
7 YEAR ARM                                            1.09
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Self Employment Flag                               Percent
-----------------------------------------------------------
N                                                    64.20
Y                                                    35.80
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


-----------------------------------------------------------
Originator                                         Percent
-----------------------------------------------------------
METROCITIES                                         100.00
-----------------------------------------------------------
Total:                                              100.00
-----------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates mak representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
                              Oct 13, 2005 14:42                   Page 2 of 2